EXHIBIT 99.3 – Supplemental, Unaudited Financial Information

CONDENSED, CONSOLIDATED FINANCIAL HIGHLIGHTS

(Dollars In Thousands, Except Per Share Data)

(Unaudited)

	AS OF OR FOR THE
	SIX MONTHS ENDED		%
	June 30,		INCREASE
	2021	2020	(DECREASE)
EARNINGS PERFORMANCE
Net Income	$15,847	$9,604	65.00%
Return on Average Assets (Annualized)	1.39%	1.15%	20.87%
Return on Average Equity (Annualized)	10.54%	7.71%	36.71%

BALANCE SHEET HIGHLIGHTS
Total Assets	$2,339,063	$1,745,466	34.01%
Available-for-Sale Debt Securities	391,881	332,188	17.97%
Loans (Net)	1,585,481	1,230,387	28.86%
Allowance for Loan Losses	12,375	11,026	12.23%
Deposits	1,916,809	1,381,178	38.78%

OFF-BALANCE SHEET
Outstanding Balance of Mortgage Loans Sold with Servicing Retained	$314,174	$210,778	49.05%
Trust Assets Under Management	1,192,928	984,853	21.13%

STOCKHOLDERS' VALUE (PER COMMON SHARE)
Net Income - Basic	$0.99	$0.70	41.43%
Net Income - Diluted	$0.99	$0.70	41.43%
Dividends	$0.55	$0.54	1.85%
Common Book Value	$19.06	$18.53	2.86%
Tangible Common Book Value (a)	$15.54	$16.39	(5.19)%
Market Value (Last Trade)	$24.50	$20.65	18.64%
Market Value / Common Book Value	128.54%	111.44%	15.34%
Market Value / Tangible Common Book Value	157.66%	125.99%	25.14%
Price Earnings Multiple (Annualized)	12.37	14.75	(16.14)%
Dividend Yield (Annualized)	4.49%	5.23%	(14.15)%
Common Shares Outstanding, End of Period	15,957,512	13,807,157	15.57%

CONDENSED, CONSOLIDATED FINANCIAL HIGHLIGHTS (Continued)

(Dollars In Thousands, Except Per Share Data)

(Unaudited)

	AS OF OR FOR THE
	SIX MONTHS ENDED		%
	June 30,		INCREASE
	2021	2020	(DECREASE)
SAFETY AND SOUNDNESS
Tangible Common Equity / Tangible Assets (a)	10.86%	13.19%	(17.66)%
Nonperforming Assets / Total Assets	1.12%	1.33%	(15.79)%
Allowance for Loan Losses / Total Loans	0.77%	0.89%	(13.48)%
Total Risk Based Capital Ratio (b)	19.06%	21.32%	(10.60)%
Tier 1 Risk Based Capital Ratio (b)	15.98%	19.69%	(18.84)%
Common Equity Tier 1 Risk Based Capital Ratio (b)	15.98%	19.69%	(18.84)%
Leverage Ratio (b)	10.53%	12.82%	(17.86)%

AVERAGE BALANCES
Average Assets	$2,287,465	$1,676,009	36.48%
Average Equity	$300,776	$249,005	20.79%

EFFICIENCY RATIO (c)
Net Interest Income on a Fully Taxable-Equivalent
Basis (c)	$39,305	$28,989	35.59%
Noninterest Income	13,082	10,809	21.03%
Total (1)	$52,387	$39,798	31.63%
Noninterest Expense Excluding Merger Expenses (2)	$31,108	$25,186	23.51%
Efficiency Ratio = (2)/(1)	59.38%	63.28%	(6.16)%

(a)Tangible book value per common share and tangible common equity as a percentage of tangible assets are non-U.S. GAAP ratios.  Management believes this non-GAAP information is helpful in evaluating the strength of the Corporation's capital and in providing an alternative, conservative valuation of the Corporation's net worth.  The ratios shown above are based on the following calculations of tangible assets and tangible common equity:

Total Assets	$2,339,063	$1,745,466
Less: Intangible Assets, Primarily Goodwill	(56,088)	(29,511)
Tangible Assets	$2,282,975	$1,715,955
Total Stockholders' Equity	$304,133	$255,791
Less: Intangible Assets, Primarily Goodwill	(56,088)	(29,511)
Tangible Common Equity (3)	$248,045	$226,280

Common Shares Outstanding, End of Period (4)	15,957,512	13,807,157
Tangible Common Book Value per Share = (3)/(4)	$15.54	$16.39

(b)Capital ratios for the most recent period are estimated.

(c)The efficiency ratio is a non-GAAP ratio that is calculated as shown above.  For purposes of calculating the efficiency ratio, net interest income on a fully taxable-equivalent basis includes amounts of interest income on tax-exempt securities and loans that have been increased to a fully taxable-equivalent basis, using the Corporation's marginal federal income tax rate of 21%. In the calculation above, management excluded merger-related expenses.

QUARTERLY CONDENSED, CONSOLIDATED

INCOME STATEMENT INFORMATION

(Dollars In Thousands, Except Per Share Data)

(Unaudited)

	For the Three Months Ended :
	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,
	2021	2021	2020	2020	2020	2020
Interest income	$20,428	$21,754	$21,859	$21,751	$16,513	$17,037
Interest expense	1,747	1,671	2,104	2,469	2,267	2,755
Net interest income	18,681	20,083	19,755	19,282	14,246	14,282
Provision (credit) for loan losses	744	259	620	1,941	(176)	1,528
Net interest income after provision (credit) for loan losses	17,937	19,824	19,135	17,341	14,422	12,754
Noninterest income	6,300	6,782	6,565	6,970	5,528	5,281
Net gains on securities	2	0	144	25	0	0
Loss on prepayment of borrowings	0	0	1,636	0	0	0
Merger-related expenses	0	0	182	6,402	983	141
Other noninterest expenses	15,399	15,709	15,775	14,648	12,274	12,912
Income before income tax provision	8,840	10,897	8,251	3,286	6,693	4,982
Income tax provision	1,780	2,110	1,481	438	1,255	816
Net income	$7,060	$8,787	$6,770	$2,848	$5,438	$4,166
Net income attributable to common shares	$6,999	$8,722	$6,727	$2,830	$5,405	$4,146
Basic earnings per common share	$0.44	$0.55	$0.43	$0.18	$0.39	$0.30
Diluted earnings per common share	$0.44	$0.55	$0.43	$0.18	$0.39	$0.30

QUARTERLY CONDENSED, CONSOLIDATED

BALANCE SHEET INFORMATION

(In Thousands) (Unaudited)

	As of:
	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,
	2021	2021	2020	2020	2020	2020
ASSETS
Cash & Due from Banks	$208,860	$207,145	$101,857	$174,478	$77,642	$32,678
Available-for-Sale Debt Securities	391,881	366,376	349,332	340,545	332,188	342,416
Loans, Net	1,585,481	1,602,926	1,632,824	1,680,617	1,230,387	1,156,143
Bank-Owned Life Insurance	30,391	30,247	30,096	29,942	18,843	18,745
Bank Premises and Equipment, net	20,620	20,740	21,526	21,504	18,332	18,023
Intangible Assets	56,088	56,222	56,356	56,585	29,511	29,573
Other Assets	45,742	49,939	47,109	49,122	38,563	31,867
TOTAL ASSETS	$2,339,063	$2,333,595	$2,239,100	$2,352,793	$1,745,466	$1,629,445

LIABILITIES
Deposits	$1,916,809	$1,923,925	$1,820,469	$1,871,514	$1,381,178	$1,249,912
Borrowed Funds - Federal Home Loan Bank and Repurchase Agreements	46,450	60,230	74,630	143,657	87,308	110,551
Senior Notes, Net	14,670	0	0	0	0	0
Subordinated Debt, Net	32,967	16,534	16,553	16,572	6,500	6,500
Other Liabilities	24,034	32,850	27,692	24,734	14,689	11,254
TOTAL LIABILITIES	2,034,930	2,033,539	1,939,344	2,056,477	1,489,675	1,378,217

STOCKHOLDERS' EQUITY
Common Stockholders' Equity, Excluding Accumulated Other Comprehensive Income	294,857	293,097	287,961	284,707	244,080	241,754
Accumulated Other Comprehensive Income:
Net Unrealized Gains on Available-for-sale Securities	9,167	6,847	11,676	11,376	11,472	9,230
Defined Benefit Plans	109	112	119	233	239	244
TOTAL STOCKHOLDERS' EQUITY	304,133	300,056	299,756	296,316	255,791	251,228
TOTAL LIABILITIES & STOCKHOLDERS' EQUITY	$2,339,063	$2,333,595	$2,239,100	$2,352,793	$1,745,466	$1,629,445

AVAILABLE-FOR-SALE DEBT SECURITIES

(In Thousands)

	June 30, 2021		March 31, 2021		December 31, 2020
	Amortized	Fair	Amortized	Fair	Amortized	Fair
	Cost	Value	Cost	Value	Cost	Value
Obligations of the U.S. Treasury	$22,981	$23,073	$15,117	$15,085	$12,184	$12,182
Obligations of U.S. Government agencies	24,764	25,373	24,763	24,992	25,349	26,344
Obligations of states and political subdivisions:
Tax-exempt	127,122	132,310	120,974	125,118	116,427	122,401
Taxable	58,921	60,528	51,823	52,538	45,230	47,452
Mortgage-backed securities issued or guaranteed by U.S. Government agencies or sponsored agencies:
Residential pass-through securities	50,397	51,328	38,790	39,757	36,853	38,176
Residential collateralized mortgage obligations	44,536	45,575	52,715	53,971	56,048	57,467
Commercial mortgage-backed securities	51,555	53,694	53,528	54,915	42,461	45,310
Total Available-for-Sale Debt Securities	$380,276	$391,881	$357,710	$366,376	$334,552	$349,332

SUMMARY OF LOANS BY TYPE

(Excludes Loans Held for Sale)

(In Thousands)

	June 30,	March 31,	December 31,	June 30,
	2021	2021	2020	2020
Commercial:
Commercial loans secured by real estate	$544,202	$524,886	$531,810	$293,304
Commercial and industrial	158,907	155,828	159,577	120,202
Paycheck Protection Program - 1st Draw	37,902	71,708	132,269	97,103
Paycheck Protection Program - 2nd Draw	72,409	66,127	0	0
Political subdivisions	48,849	49,860	53,221	43,134
Commercial construction and land	43,178	45,307	42,874	40,348
Loans secured by farmland	10,950	10,897	11,736	11,433
Multi-family (5 or more) residential	51,916	54,049	55,811	32,699
Agricultural loans	2,379	2,460	3,164	3,874
Other commercial loans	14,711	16,315	17,289	16,579
Total commercial	985,403	997,437	1,007,751	658,676
Residential mortgage:
Residential mortgage loans - first liens	507,579	518,392	532,947	493,214
Residential mortgage loans - junior liens	25,287	25,402	27,311	25,632
Home equity lines of credit	39,432	39,083	39,301	31,826
1-4 Family residential construction	23,567	18,376	20,613	15,621
Total residential mortgage	595,865	601,253	620,172	566,293
Consumer	16,588	15,897	16,286	16,444
Total	1,597,856	1,614,587	1,644,209	1,241,413
Less: allowance for loan losses	(12,375)	(11,661)	(11,385)	(11,026)
Loans, net	$1,585,481	$1,602,926	$1,632,824	$1,230,387

ANALYSIS OF THE ALLOWANCE FOR LOAN LOSSES

(In Thousands)

	3 Months	3 Months	6 Months	6 Months
	Ended	Ended	Ended	Ended
	June 30,	March 31,	June 30,	June 30,
	2021	2021	2021	2020
Balance, beginning of period	$11,661	$11,385	$11,385	$9,836
Charge-offs	(47)	(11)	(58)	(194)
Recoveries	17	28	45	32
Net (charge-offs) recoveries	(30)	17	(13)	(162)
Provision for loan losses	744	259	1,003	1,352
Balance, end of period	$12,375	$11,661	$12,375	$11,026

PAST DUE AND IMPAIRED LOANS, NONPERFORMING ASSETS

AND TROUBLED DEBT RESTRUCTURINGS (TDRs)

(Dollars In Thousands)

	June 30,	March 31,	December 31,	June 30,
	2021	2021	2020	2020
Impaired loans with a valuation allowance	$10,594	$9,354	$8,082	$12,189
Impaired loans without a valuation allowance	1,819	2,023	2,895	1,786
Purchased credit impaired loans	6,733	6,781	6,841	305
Total impaired loans	$19,146	$18,158	$17,818	$14,280

Total loans past due 30-89 days and still accruing	$2,478	$6,777	$5,918	$5,124

Nonperforming assets:
Purchased credit impaired loans	$6,733	$6,781	$6,841	$305
Other nonaccrual loans	16,238	15,335	14,575	18,458
Total nonaccrual loans	22,971	22,116	21,416	18,763
Total loans past due 90 days or more and still accruing	1,881	1,285	1,975	2,812
Total nonperforming loans	24,852	23,401	23,391	21,575
Foreclosed assets held for sale (real estate)	1,332	1,472	1,338	1,593
Total nonperforming assets	$26,184	$24,873	$24,729	$23,168

Loans subject to troubled debt restructurings (TDRs):
Performing	$199	$302	$166	$265
Nonperforming	5,624	6,883	7,285	790
Total TDRs	$5,823	$7,185	$7,451	$1,055

Total nonperforming loans as a % of loans	1.56%	1.45%	1.42%	1.74%
Total nonperforming assets as a % of assets	1.12%	1.07%	1.10%	1.33%
Allowance for loan losses as a % of total loans	0.77%	0.72%	0.69%	0.89%
Credit adjustment on purchased non-impaired loans and allowance for loan losses as a % of total loans and the credit adjustment (a)	1.05%	1.04%	1.05%	0.96%
Allowance for loan losses as a % of nonperforming loans	49.79%	49.83%	48.67%	51.11%

(a) Credit adjustment on purchased non-impaired loans at end of period	$4,502	$5,182	$5,979	$878
Allowance for loan losses	12,375	11,661	11,385	11,026
Total credit adjustment on purchased non-impaired loans at end of period and allowance for loan losses (1)	$16,877	$16,843	$17,364	$11,904
Total loans receivable	$1,597,856	$1,614,587	$1,644,209	$1,241,413
Credit adjustment on purchased non-impaired loans at end of period	4,502	5,182	5,979	878
Total (2)	$1,602,358	$1,619,769	$1,650,188	$1,242,291
Credit adjustment on purchased non-impaired loans and allowance for loan losses as a % of total loans and the credit adjustment (1)/(2)	1.05%	1.04%	1.05%	0.96%

ADJUSTMENTS TO GROSS AMORTIZED COST OF LOANS

(In Thousands)
	Three Months Ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,	June 30,
	2021	2021	2020	2021	2020
Market Rate Adjustment
Adjustments to gross amortized cost of loans at beginning of period	$352	$718	$(1,268)	$718	$(1,415)
(Amortization) accretion recognized in interest income	(357)	(366)	165	(723)	312
Adjustments to gross amortized cost of loans at end of period	$(5)	$352	$(1,103)	$(5)	$(1,103)
Credit Adjustment on Non-impaired Loans
Adjustments to gross amortized cost of loans at beginning of period	$(5,182)	$(5,979)	$(1,011)	$(5,979)	$(1,216)
Accretion recognized in interest income	680	797	133	1,477	338
Adjustments to gross amortized cost of loans at end of period	$(4,502)	$(5,182)	$(878)	$(4,502)	$(878)

PURCHASED CREDIT IMPAIRED (PCI) LOANS

(In Thousands)
	June 30,	March 31,	June 30,
	2021	2021	2020
Outstanding balance	$10,189	$10,256	$407
Carrying amount	6,733	6,781	305

COMPARISON OF INTEREST INCOME AND EXPENSE

(In Thousands)

	Three Months Ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,	June 30,
	2021	2021	2020	2021	2020
INTEREST INCOME
Interest-bearing due from banks	$74	$50	$41	$124	$122
Available-for-sale debt securities:
Taxable	1,187	1,113	1,380	2,300	2,968
Tax-exempt	824	801	631	1,625	1,176
Total available-for-sale debt securities	2,011	1,914	2,011	3,925	4,144
Loans receivable:
Taxable	16,826	17,493	13,586	34,319	28,047
Paycheck Protection Program -1st Draw	859	1,812	540	2,671	540
Paycheck Protection Program - 2nd Draw	390	186	0	576	0
Tax-exempt	518	553	552	1,071	1,127
Total loans receivable	18,593	20,044	14,678	38,637	29,714
Other earning assets	18	19	20	37	31
Total Interest Income	20,696	22,027	16,750	42,723	34,011

INTEREST EXPENSE
Interest-bearing deposits:
Interest checking	235	221	202	456	445
Money market	320	306	232	626	495
Savings	57	55	54	112	118
Time deposits	605	696	1,296	1,301	2,881
Total interest-bearing deposits	1,217	1,278	1,784	2,495	3,939
Borrowed funds:
Short-term	7	15	64	22	262
Long-term - FHLB advances	109	134	313	243	608
Senior notes, net	57	0	0	57	0
Subordinated debt, net	357	244	106	601	213
Total borrowed funds	530	393	483	923	1,083
Total Interest Expense	1,747	1,671	2,267	3,418	5,022

Net Interest Income	$18,949	$20,356	$14,483	$39,305	$28,989

Note: Interest income from tax-exempt securities and loans has been adjusted to a fully tax-equivalent basis, using the Corporation’s marginal federal income tax rate of 21%.

ANALYSIS OF AVERAGE DAILY BALANCES AND RATES

(Dollars in Thousands)

	3 Months		3 Months		3 Months
	Ended	Rate of	Ended	Rate of	Ended	Rate of
	6/30/2021	Return/	3/31/2021	Return/	6/30/2020	Return/
	Average	Cost of	Average	Cost of	Average	Cost of
	Balance	Funds %	Balance	Funds %	Balance	Funds %
EARNING ASSETS
Interest-bearing due from banks	$182,586	0.16%	$92,619	0.22%	$37,799	0.44%
Available-for-sale debt securities, at amortized cost:
Taxable	243,228	1.96%	217,733	2.07%	244,019	2.27%
Tax-exempt	123,101	2.68%	117,532	2.76%	82,050	3.09%
Total available-for-sale debt securities	366,329	2.20%	335,265	2.32%	326,069	2.48%
Loans receivable:
Taxable	1,418,171	4.76%	1,428,721	4.97%	1,094,432	4.99%
Paycheck Protection Program - 1st Draw	53,639	6.42%	104,367	7.04%	77,832	2.79%
Paycheck Protection Program - 2nd Draw	71,841	2.18%	34,197	2.21%	0	0.00%
Tax-exempt	63,470	3.27%	67,301	3.33%	59,177	3.75%
Total loans receivable	1,607,121	4.64%	1,634,586	4.97%	1,231,441	4.79%
Other earning assets	2,467	2.93%	2,851	2.70%	2,206	3.65%
Total Earning Assets	2,158,503	3.85%	2,065,321	4.33%	1,597,515	4.22%
Cash	25,453		23,796		18,960
Unrealized gain/loss on securities	10,197		12,890		12,574
Allowance for loan losses	(11,992)		(11,739)		(11,471)
Bank-owned life insurance	30,301		30,154		18,779
Bank premises and equipment	20,620		21,348		18,230
Intangible assets	56,153		56,288		29,543
Other assets	42,516		44,628		30,723
Total Assets	$2,331,751		$2,242,686		$1,714,853

INTEREST-BEARING LIABILITIES
Interest-bearing deposits:
Interest checking	$387,942	0.24%	$355,993	0.25%	$260,177	0.31%
Money market	433,295	0.30%	406,841	0.31%	215,441	0.43%
Savings	227,426	0.10%	213,437	0.10%	183,933	0.12%
Time deposits	335,773	0.72%	370,555	0.76%	343,257	1.52%
Total interest-bearing deposits	1,384,436	0.35%	1,346,826	0.38%	1,002,808	0.72%
Borrowed funds:
Short-term	6,528	0.43%	14,365	0.42%	19,844	1.30%
Long-term	46,788	0.93%	52,847	1.03%	72,917	1.73%
Senior notes, net	6,930	3.30%	0	0.00%	0	0.00%
Subordinated debt, net	26,916	5.32%	16,543	5.98%	6,500	6.56%
Total borrowed funds	87,162	2.44%	83,755	1.90%	99,261	1.96%
Total Interest-bearing Liabilities	1,471,598	0.48%	1,430,581	0.47%	1,102,069	0.83%
Demand deposits	534,602		484,286		346,285
Other liabilities	23,898		27,930		15,891
Total Liabilities	2,030,098		1,942,797		1,464,245
Stockholders' equity, excluding accumulated other comprehensive income	293,487		289,591		240,434
Accumulated other comprehensive income	8,166		10,298		10,174
Total Stockholders' Equity	301,653		299,889		250,608
Total Liabilities and Stockholders' Equity	$2,331,751		$2,242,686		$1,714,853
Interest Rate Spread		3.37%		3.86%		3.39%
Net Interest Income/Earning Assets		3.52%		4.00%		3.65%

Total Deposits (Interest-bearing and Demand)	$1,919,038		$1,831,112		$1,349,093

(1)Annualized rates of return on tax-exempt securities and loans are presented on a fully taxable-equivalent basis, using the Corporation’s marginal federal income tax rate of 21%.

(2)	Nonaccrual loans have been included with loans for the purpose of analyzing net interest earnings.
(3)	Rates of return on earning assets and costs of funds have been presented on an annualized basis.

ANALYSIS OF AVERAGE DAILY BALANCES AND RATES

(Dollars in Thousands)

	6 Months		6 Months
	Ended	Rate of	Ended	Rate of
	6/30/2021	Return/	6/30/2020	Return/
	Average	Cost of	Average	Cost of
	Balance	Funds %	Balance	Funds%
EARNING ASSETS
Interest-bearing due from banks	$137,851	0.18%	$28,600	0.86%
Available-for-sale debt securities, at amortized cost:
Taxable	230,551	2.01%	254,588	2.34%
Tax-exempt	120,332	2.72%	75,950	3.11%
Total available-for-sale debt securities	350,883	2.26%	330,538	2.52%
Loans receivable:
Taxable	1,423,417	4.86%	1,101,275	5.12%
Paycheck Protection Program - 1st Draw	78,863	6.83%	38,916	2.79%
Paycheck Protection Program - 2nd Draw	53,123	2.19%	0	0.00%
Tax-exempt	65,375	3.30%	59,772	3.79%
Total loans receivable	1,620,778	4.81%	1,199,963	4.98%
Other earning assets	2,658	2.81%	1,833	3.40%
Total Earning Assets	2,112,170	4.08%	1,560,934	4.38%
Cash	24,629		18,501
Unrealized gain/loss on securities	11,536		10,375
Allowance for loan losses	(11,866)		(10,743)
Bank-owned life insurance	30,228		18,728
Bank premises and equipment	20,982		17,981
Intangible assets	56,220		29,575
Other assets	43,566		30,658
Total Assets	$2,287,465		$1,676,009

INTEREST-BEARING LIABILITIES
Interest-bearing deposits:
Interest checking	$372,056	0.25%	$243,623	0.37%
Money market	420,141	0.30%	208,066	0.48%
Savings	220,470	0.10%	176,452	0.13%
Time deposits	353,068	0.74%	362,439	1.60%
Total interest-bearing deposits	1,365,735	0.37%	990,580	0.80%
Borrowed funds:
Short-term	10,425	0.43%	32,363	1.63%
Long-term	49,801	0.98%	68,491	1.79%
Senior notes, net	3,484	3.30%	0	0.00%
Subordinated debt, net	21,758	5.57%	6,500	6.59%
Total borrowed funds	85,468	2.18%	107,354	2.03%
Total Interest-bearing Liabilities	1,451,203	0.47%	1,097,934	0.92%
Demand deposits	509,583		314,089
Other liabilities	25,903		14,981
Total Liabilities	1,986,689		1,427,004
Stockholders' equity, excluding accumulated other comprehensive income	291,550		240,576
Accumulated other comprehensive income	9,226		8,429
Total Stockholders' Equity	300,776		249,005
Total Liabilities and Stockholders' Equity	$2,287,465		$1,676,009
Interest Rate Spread		3.61%		3.46%
Net Interest Income/Earning Assets		3.75%		3.73%

Total Deposits (Interest-bearing and Demand)	$1,875,318		$1,304,669

(1)Annualized rates of return on tax-exempt securities and loans are presented on a fully taxable-equivalent basis, using the Corporation’s marginal federal income tax rate of 21%.

(2)	Nonaccrual loans have been included with loans for the purpose of analyzing net interest earnings.
(3)	Rates of return on earning assets and costs of funds have been presented on an annualized basis.

COMPARISON OF NONINTEREST INCOME

(In Thousands)

	Three Months Ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,	June 30,
	2021	2021	2020	2021	2020
Trust revenue	$1,807	$1,626	$1,565	$3,433	$3,044
Brokerage and insurance revenue	506	326	384	832	739
Service charges on deposit accounts	1,073	1,015	831	2,088	2,081
Interchange revenue from debit card transactions	998	881	718	1,879	1,449
Net gains from sales of loans	925	1,064	1,564	1,989	1,879
Loan servicing fees, net	146	248	(158)	394	(172)
Increase in cash surrender value of life insurance	145	150	98	295	202
Other noninterest income	700	1,472	526	2,172	1,587
Total noninterest income, excluding realized gains on securities, net	$6,300	$6,782	$5,528	$13,082	$10,809

COMPARISON OF NONINTEREST EXPENSE

(In Thousands)

	Three Months Ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,	June 30,
	2021	2021	2020	2021	2020
Salaries and employee benefits	$9,499	$8,895	$6,983	$18,394	$14,361
Net occupancy and equipment expense	1,219	1,304	975	2,523	2,078
Data processing and telecommunications expenses	1,487	1,380	1,253	2,867	2,477
Automated teller machine and interchange expense	355	337	275	692	572
Pennsylvania shares tax	490	491	423	981	845
Professional fees	598	547	464	1,145	843
Other noninterest expense	1,751	2,755	1,901	4,506	4,010
Total noninterest expense, excluding merger-related expenses	15,399	15,709	12,274	31,108	25,186
Merger-related expenses	0	0	983	0	1,124
Total noninterest expense	$15,399	$15,709	$13,257	$31,108	$26,310